SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2000 (July 23, 2000)

                        VOICESTREAM WIRELESS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                0-25441                                91-198-3600
         (Commission File No.)            (IRS Employer Identification Number)


               3650 131ST AVENUE S.E., BELLEVUE, WASHINGTON 98006
           (Address of principal executive office, including ZIP code)

                                 (425) 653-4600
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

            On July 23, 2000, VoiceStream Wireless Corporation ("VoiceStream") announced that it has entered into a definitive merger agreement with Deutsche Telekom AG ("DT") providing for the merger of VoiceStream and DT. If the merger is completed, VoiceStream will become a wholly-owned subsidiary of DT, and holders of VoiceStream common stock will become entitled to receive a combination of $30 in cash and 3.2 DT shares for each of their VoiceStream common shares, subject to certain adjustments. In lieu of that combination, VoiceStream stockholders may elect to receive either 3.7647 DT shares or $200 in cash for each of their VoiceStream common shares; however, both of those elections will be subject to proration. VoiceStream stockholders may elect to receive DT shares in the form of DT ordinary shares, which will be listed on the Frankfurt Stock Exchange, or DT American Depositary Receipts, which will be listed on the New York Stock Exchange.

            The completion of the merger is subject to regulatory approvals and other customary conditions, including the approval of VoiceStream's stockholders. Certain VoiceStream stockholders beneficially owning in the aggregate more than 50% of the outstanding VoiceStream common stock (calculated as of the date of the merger agreement) have entered into agreements with DT in which these stockholders have agreed, among other things, to vote their shares in favor of the merger.

            In a separate transaction, DT has agreed to purchase $5 billion of a new class of VoiceStream preferred stock having a liquidation preference of $1280 per share. If the merger agreement is terminated before the merger is completed, the new preferred stock will become convertible into common stock at $160 per common share. Prior to conversion the preferred stock will vote together with the common stock as a single class and will have one vote per share. If the preferred stock issued to DT is converted into VoiceStream common stock, DT's ownership of the common stock would be approximately 10% (calculated as of the date of the merger agreement). VoiceStream has granted DT the right to purchase its pro rata amount of certain subsequent issuances of equity securities by VoiceStream in order to permit DT to maintain its percentage ownership of VoiceStream (subject to limitations), and DT has agreed to a standstill limiting its ownership of VoiceStream to 33% in the first two years from July 23, 2000, 36% in the third year and 40% in the fourth and fifth years.

            In connection with the merger agreement, VoiceStream and DT also entered into agreements with Cook Inlet GSM, Inc. and Cook Inlet Telecommunications, Inc. (collectively, "Cook Inlet") and Providence Media Partners L.P., Providence Equity Partners III, L.P. and Providence Operating Partners III, L.P. (collectivelly, "Providence"), relating to various exchange rights agreements governing the rights of Cook Inlet and Providence to exchange certain partnership and limited liability company membership interests for VoiceStream common stock. Pursuant to these agreements, among other things, DT agreed to accept VoiceStream's obligations under the exchange rights agreements at the effective time of the merger, and Cook Inlet and Providence agreed to hold and vote in favor of the merger at least 50.1% of any VoiceStream common stock they receive pursuant to the exchange rights agreements prior to the date of the stockholder meeting. In addition, Providence Equity Partners III, L.P. and Providence Operating Partners III, L.P. entered into an agreement with VoiceStream to provide for the exchange of their membership interest in a limited liability company for four million (4,000,000) shares of


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VoiceStream common stock. This agreement amends a prior agreement that allowed for an exchange of a variable number of shares of VoiceStream common stock based upon an appraisal of the fair market value of the membership interest at the time of the exchange.

            A copy of the merger agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Copies of the certificate of designation for the new class of preferred stock of VoiceStream, as well as the amended voting agreement, subscription agreement and investor agreement relating to DT's purchase of the preferred stock of VoiceStream are attached hereto as Exhibits 4.1, 10.1, 99.1 and 99.2 respectively, and are incorporated herein by reference. Copies of the agreements with Cook Inlet and the various Providence entities are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 respectively, and are incorporated herein by reference. The summary contained in this Item 5 is qualified by reference to such exhibits.

            A copy of the press release announcing the merger agreement and DT's $5 billion preferred stock investment is attached hereto as Exhibit 99.3, and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS,
            AND EXHIBITS.

            (c)   Exhibits


                  2.1 Agreement and Plan of Merger, dated as of July 23, 2000, between Deutsche Telekom AG and VoiceStream Wireless Corporation. Schedules and certain other attachments to this Exhibit have not been filed; upon request, VoiceStream will furnish supplementally to the Commission a copy of any omitted schedule or attachment.

                  4.1 Form of Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Convertible Voting Preferred Stock of VoiceStream Wireless Corporation.

                  10.1 First Amended and Restated Voting Agreement, dated as of July 23, 2000, by and among VoiceStream Wireless Corporation and the individuals and entities set forth on
                                Schedule I thereto.

                  10.2 Agreement among Cook Inlet GSM, Inc., Cook Inlet Telecommunications, Inc., Deutsche Telekom AG, and VoiceStream Wireless Corporation, dated as of July 23, 2000, and Exhibit A (Form of Voting and Lock-up Agreement) thereto.


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                  10.3          Agreement among Providence Media Partners
                                L.P., Providence Equity Partners III, L.P.,
                                Providence Equity Operating Partners III,
                                L.P., Deutsche Telekom AG and VoiceStream
                                Wireless Corporation, dated as of July 23,
                                2000, and Exhibit A (Form of Voting and
                                Lock-up Agreement) thereto.

                  10.4          Exchange Rights Acquisition and Grant
                                Agreement by and among VoiceStream PCS BTA I
                                Corporation, VoiceStream Wireless Corporation, Western Wireless Corporation and Providence Media Partners L.P., dated as of July 23, 2000.

                  10.5 Exchange Rights Agreement by and between VoiceStream Wireless Corporation, Providence Equity Partners III, L.P., and Providence Equity Operating Partners III, L.P., dated as of
                                July 23, 2000.

                  99.1 Stock Subscription Agreement by and between VoiceStream Wireless Corporation and Deutsche Telekom AG, dated as of July 23, 2000.
                                Certain attachments to this Exhibit have not been filed; upon request, VoiceStream will furnish supplementally to the Commission a copy of any omitted attachment.

                  99.2 Investor Agreement, dated as of July 23, 2000, by and between Deutsche Telekom AG and VoiceStream Wireless Corporation. An annex to this Exhibit has not been filed; upon request, VoiceStream will furnish supplementally to the Commission a copy of the omitted annex.

                  99.3          Press Release, dated as of July 23, 2000.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 28, 2000
                                        VOICESTREAM WIRELESS CORPORATION


                                        By: /s/  Cregg B. Baumbaugh
                                          ------------------------------------
                                          Name:  Cregg B. Baumbaugh
                                          Title: Executive Vice President -
                                                 Finance, Strategy and
                                                 Development


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      EXHIBIT LIST


      Exhibit No.     Description
      -----------     -----------

      2.1 Agreement and Plan of Merger, dated as of July 23, 2000, between Deutsche Telekom AG and VoiceStream Wireless Corporation. Schedules and certain other attachments to this Exhibit have not been filed; upon request, VoiceStream will furnish supplementally to the Commission a copy of any omitted schedule or attachment.

      4.1 Form of Certificate of Designation of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights and Qualifications, Limitations and Restrictions thereof of Convertible Voting Preferred Stock of VoiceStream Wireless Corporation.

      10.1 First Amended and Restated Voting Agreement, dated as of July 23, 2000, by and among VoiceStream Wireless Corporation and the individuals and entities set forth on
                      Schedule I thereto.

      10.2 Agreement among Cook Inlet GSM, Inc., Cook Inlet Telecommunications, Inc., Deutsche Telekom AG, and VoiceStream Wireless Corporation, dated as of July 23, 2000, and Exhibit A (Form of Voting and Lock-up Agreement) thereto.

      10.3 Agreement among Providence Media Partners L.P., Providence Equity Partners III, L.P., Providence Equity Operating Partners III, L.P., Deutsche Telekom AG and VoiceStream Wireless Corporation, dated as of July 23, 2000, and Exhibit A (Form of Voting and Lock-up Agreement) thereto.

      10.4 Exchange Rights Acquisition and Grant Agreement by and among VoiceStream PCS BTA I Corporation, VoiceStream Wireless Corporation, Western Wireless Corporation and Providence Media Partners L.P., dated as of July 23, 2000.

      10.5 Exchange Rights Agreement by and between VoiceStream Wireless Corporation, Providence Equity Partners III, L.P., and Providence Equity Operating Partners III, L.P., dated as of July 23, 2000.

      99.1 Stock Subscription Agreement by and between VoiceStream Wireless Corporation and Deutsche Telekom AG, dated as of July 23, 2000. Certain attachments to this Exhibit have not been filed; upon request, VoiceStream will furnish supplementally to the Commission a copy of any omitted attachment.



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      99.2            Investor Agreement, dated as of July 23, 2000, by and
                      between Deutsche Telekom AG and VoiceStream Wireless Corporation. An annex to this Exhibit has not been filed; upon request, VoiceStream will furnish supplementally to the Commission a copy of the omitted annex.

      99.3            Press Release, dated as of July 23, 2000.